Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

TSYS Reports First Quarter Earnings

Increases 2017 Revenue and Earnings per Share Outlook

Columbus, Ga., April 25, 2017 —  TSYS (NYSE: TSS) today reported results for the first quarter of 2017.

“We are extremely pleased to report an outstanding beginning to 2017 with across the board high double digit growth in our consolidated revenues, income and earnings per share in the first quarter.  We continue to execute on our strategy of diversification and growth of our businesses while maintaining our leadership in technology, product innovation and service to our customers,” said M. Troy Woods, chairman and chief executive officer of TSYS.

Highlights for the first quarter of 2017:

•	Total revenues were $1.2 billion, an increase of 60.2% over last year’s $739.4 million.
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and assessment expenses, was $832.9 million, an increase of 24.0% over last year’s $671.6 million.
•

Net income attributable to TSYS common shareholders was $105.9 million, an increase of 16.8% over last year’s $90.6 million.  Diluted earnings per share were $0.57, an increase of 16.1% over last year’s $0.49.

•

Adjusted earnings (non-GAAP) were $152.3 million, an increase of 26.1% over last year’s $120.7 million.  Adjusted diluted earnings per share (non-GAAP) were $0.82, an increase of 25.4% over last year’s $0.66.

•	Adjusted EBITDA (non-GAAP) was $287.2 million, an increase of 24.4% over last year’s $230.8 million.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

          Increasing 2017 Outlook

“As a result of our strong first quarter performance and the six-month delay in the effective date of the CFPB's rule governing prepaid accounts, we are increasing our revenue and EPS guidance for 2017.  We are raising our total revenue and net revenue guidance by $20 million as a result of the rule's delay.  We are also raising our EPS guidance by $0.11 per share,” said Woods.

The 2017 revised guidance is below.

	2017 Revised Financial
(in millions, except per share amounts)	Outlook Range			Percent Change
Revenue:
Total revenues (GAAP)	$4,770	to	$4,870	14%	to	17%
Net revenue (non-GAAP)	$3,295	to	$3,395	8%	to	12%

Earnings per share (EPS)
Diluted EPS (GAAP)	$2.25	to	$2.32	30%	to	34%
Adjusted diluted EPS attributable to TSYS common shareholders (non-GAAP)	$3.16	to	$3.26	13%	to	17%
Weighted average diluted shares outstanding		185

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, April 25. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted diluted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 11 to 14 in the financial schedules of this release.

About TSYS

TSYS® (NYSE: TSS) is a leading global payments provider, offering seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our headquarters are located in Columbus, Ga., U.S.A., with approximately 11,500 team members and local offices spread across 13 countries. TSYS generated revenue of $4.2 billion in 2016, while processing more than 25.5 billion transactions. We are a member of The Civic 50 and were named one of the 2017 World's Most Ethical Companies by Ethisphere magazine. TSYS is a member of the S&P 500 and routinely posts all important information on its website. For more, visit tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2017 total revenues, net revenue, diluted EPS and adjusted diluted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the TransFirst acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit); expenses incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client;

changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS Announces First Quarter 2017 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended
	March 31,
			Percent
	2017	2016	Change
Total revenues	$1,184,725	739,378	60.2%

Cost of services*	861,856	484,507	77.9
Selling, general and administrative expenses*	155,686	103,184	50.9
Total expenses	1,017,542	587,691	73.1

Operating income	167,183	151,687	10.2

Nonoperating expenses*	(29,903)	(22,098)	(35.3)
Income before income taxes, noncontrolling interests and equity in income of equity investments	137,280	129,589	5.9
Income taxes	43,082	43,429	(0.8)
Income before noncontrolling interests and equity in income of equity investments	94,198	86,160	9.3
Equity in income of equity investments, net of tax*	12,909	6,248	nm
Net income	107,107	92,408	15.9
Net income attributable to noncontrolling interests	(1,239)	(1,780)	30.4
Net income attributable to TSYS common shareholders	$105,868	90,628	16.8%

Earnings per share (EPS):
Basic EPS	$0.58	0.49	16.4%

Diluted EPS	$0.57	0.49	16.1%

Weighted average shares outstanding:
(includes participating securities)
Basic	183,880	183,256
Diluted	184,938	183,886

Dividends declared per share	$0.10	0.10

Non-GAAP measures:**
Net revenue	$832,892	671,644	24.0%

Adjusted EBITDA	$287,237	230,829	24.4%

Adjusted earnings	$152,265	120,710	26.1%

Adjusted diluted EPS	$0.82	0.66	25.4%

*   Certain prior year amounts have been reclassified between nonoperating expenses and equity in income of equity investments, net of tax and between cost of services and selling, general and administrative expenses.

**  See reconciliation of non-GAAP measures.

nm = not meaningful

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TSYS Announces First Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Change
	2017	2016	$	%
Operating income: (a)	$167,183	151,687	15,496	10.2%
Share-based compensation	9,047	8,158	889	10.9
TransFirst M&A expenses	4,868	3,401	1,467	43.1
Litigation, claims, judgments or settlements	1,961	—	1,961	na
Acquisition intangible amortization	55,167	22,921	32,246	nm
Adjusted operating income (b)	$238,226	186,167	52,059	28.0%

Adjusted segment operating income:
Issuer Solutions (c)	$133,873	135,077	(1,204)	(0.9)%
Merchant Solutions (d)	91,279	38,357	52,922	nm
Netspend (e)	48,648	42,201	6,447	15.3
Corporate admin and other	(35,574)	(29,468)	(6,106)	(20.7)
Adjusted segment operating income	$238,226	186,167	52,059	28.0%

Total revenues: (f)	$1,184,725	739,378	445,347	60.2%
Less: reimbursable items, interchange and assessments expenses	351,833	67,734	284,099	nm
Net revenue (g)	832,892	671,644	161,248	24.0
Intersegment revenues	12,389	11,969	420	3.5
Segment net revenue	$845,281	683,613	161,668	23.6%

Segment net revenue:
Issuer Solutions (h)	$387,255	378,009	9,246	2.4%
Merchant Solutions (i)	260,561	120,612	139,949	nm
Netspend (j)	197,465	184,992	12,473	6.7
Segment net revenue	$845,281	683,613	161,668	23.6%

Operating margin (GAAP): (a)/(f)	14.11%	20.52%

Adjusted operating margin on net revenue: (b)/(g)	28.60%	27.72%

Adjusted segment operating margin on net revenue:
Issuer Solutions (c)/(h)	34.57%	35.73%
Merchant Solutions (d)/(i)	35.03%	31.80%
Netspend (e)/(j)	24.64%	22.81%

Segment external net revenue:
Issuer Solutions	$375,529	366,884	8,645	2.4%
Merchant Solutions	260,305	120,561	139,744	nm
Netspend	197,058	184,199	12,859	7.0
Segment external net revenue	$832,892	671,644	161,248	24.0%

nm = not meaningful

na = not applicable

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TSYS Announces First Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Change
	2017	2016	$	%
Depreciation and amortization:
Issuer Solutions	$36,853	35,619	1,234	3.5%
Merchant Solutions	7,022	5,050	1,972	39.0
Netspend	4,092	3,110	982	31.6
Segment depreciation and amortization	47,967	43,779	4,188	9.6
Acquisition intangible amortization	55,167	22,921	32,246	nm
Corporate admin and other	1,044	883	161	18.2
Total depreciation and amortization	$104,178	67,583	36,595	54.1%

Segment statistical data:

Issuer Solutions
Total transactions (in millions)	4,876.6	4,587.9	288.7	6.3%
Total Accounts on file (AOF) (in millions)	762.0	750.5	11.5	1.5%
Total traditional AOF (in millions)	532.3	488.8	43.5	8.9%

Merchant Solutions
Point-of-sale transactions (in millions)	1,127.7	1,091.0	36.7	3.4%
Dollar sales volume (in millions)	$29,120.4	11,783.4	17,337.0	nm %
Net revenue per transaction	$0.231	0.111	0.120	nm %

Netspend
Gross dollar volume (in millions)	$9,607.2	9,161.5	445.7	4.9%
Direct deposit 90-day active cards (in thousands)	2,854.0	2,789.2	64.8	2.3%
90-day active cards (in thousands)	5,147.4	4,881.6	265.8	5.4%
% of 90-day active cards with direct deposit	55.4%	57.1%

nm = not meaningful

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TSYS Announces First Quarter 2017 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	March 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$464,740	425,354
Accounts receivable, net	405,746	432,847
Other current assets	180,325	164,488
Total current assets	1,050,811	1,022,689
Goodwill	3,272,237	3,270,952
Software and other intangible assets, net	1,268,403	1,329,864
Property and equipment, net	281,430	282,345
Other long term assets	477,799	460,327
Total assets	$6,350,680	6,366,177

Liabilities
Current liabilities:
Accounts payable	$45,656	38,712
Long-term borrowings and capital leases	33,097	50,727
Other current liabilities	373,505	330,914
Total current liabilities	452,258	420,353
Long-term borrowings and capital leases, excluding current portion	3,229,137	3,313,276
Deferred income tax liabilities	419,786	419,552
Other long-term liabilities	90,032	88,983
Total liabilities	4,191,213	4,242,164
Redeemable noncontrolling interest	14,737	24,093
Equity	2,144,730	2,099,920
Total liabilities and equity	$6,350,680	6,366,177

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TSYS Announces First Quarter 2017 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities:
Net income	$107,107	92,408
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments, net of tax	(12,909)	(6,248)
Depreciation and amortization	104,178	67,583
Amortization of debt issuance costs	1,079	10,386
Share-based compensation	9,047	8,158
Deferred income tax expense	891	20,156
Other noncash adjustments	16,916	8,719
Changes in operating assets and liabilities	33,852	(55,334)
Net cash provided by operating activities	260,161	145,828

Purchases of property and equipment	(12,240)	(9,940)
Additions to licensed computer software from vendors	(5,162)	(4,894)
Additions to internally developed computer software	(7,355)	(8,544)
Additions to contract acquisition costs	(7,668)	(21,010)
Other investing activities	(379)	—
Net cash used in investing activities	(32,804)	(44,388)

Principal payments on long-term borrowings and capital lease obligations	(104,654)	(304,654)
Proceeds from long-term borrowings	—	1,796,295
Debt issuance costs	—	(26,592)
Purchase of noncontrolling interests	(70,000)	(5,879)
Dividends paid on common stock	(18,333)	(18,283)
Proceeds from exercise of stock options	4,207	626
Other financing activities	(769)	499
Net cash (used in) provided by financing activities	(189,549)	1,442,012

Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	1,578	(669)
Net increase in cash and cash equivalents	39,386	1,542,783
Cash and cash equivalents at beginning of period	425,354	389,328
Cash and cash equivalents at end of period	$464,740	1,932,111

Supplemental
Capital expenditures	$32,425	44,388
Free cash flow (non-GAAP)*	$227,736	101,440

*  See reconciliation of non-GAAP measures.

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TSYS Announces First Quarter 2017 Earnings

TSYS

Supplemental Information

(unaudited)

Other

AOF:

	Total Accounts on File
	At	At	%
(in millions)	March 2017	March 2016	Change
Consumer	450.0	414.8	8.5
Commercial	50.0	46.3	8.0
Other	32.3	27.7	16.5
Traditional AOF	532.3	488.8	8.9
Prepaid*/Stored Value	54.1	103.1	(47.6)
Government Services	90.3	82.7	9.2
Commercial Card Single Use	85.3	75.9	12.5
Total AOF	762.0	750.5	1.5

* Prepaid does not include Netspend accounts

Growth in Accounts on File (in millions):
	March 2016 to	March 2015 to
	March 2017	March 2016
Beginning balance	750.5	723.7
Change in accounts on file due to:
Internal growth of existing clients	51.8	52.3
New clients	23.3	43.1
Purges/Sales	(16.6)	(24.3)
Deconversions	(47.0)	(44.3)
Ending balance	762.0	750.5

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TSYS Announces First Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents first quarter 2017 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total revenues for the first quarter of 2017 grew 61.7% as compared to a reported GAAP increase of 60.2%.

The schedules below also provide a reconciliation of diluted EPS to adjusted diluted EPS.

The schedules below also provide a reconciliation of net income to EBITDA to Adjusted EBITDA.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2017 guidance of total revenues to net revenue and diluted EPS to adjusted diluted EPS.

The tax rate used in the calculation of adjusted diluted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces First Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2017	2016	Change
Consolidated
Constant currency (1)	$1,195,848	739,378	61.7%
Foreign currency impact (2)	(11,123)	—
Total revenues	$1,184,725	739,378	60.2%

Constant currency (1)	$843,231	671,644	25.5%
Foreign currency impact (2)	(10,339)	—
Net revenue	$832,892	671,644	24.0%

Constant currency (1)	$171,971	151,687	13.4%
Foreign currency impact (2)	(4,788)	—
Operating income	$167,183	151,687	10.2%

Issuer Solutions
Constant currency (1)	$448,235	429,713	4.3%
Foreign currency impact (2)	(11,118)	—
Total revenues	$437,117	429,713	1.7%

Constant currency (1)	$397,590	378,009	5.2%
Foreign currency impact (2)	(10,335)	—
Net revenue	$387,255	378,009	2.4%

(1)  Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)  Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2017	2016	Change
Total revenues	$1,184,725	739,378	60.2%
Less: reimbursable items, interchange and assessments expenses	351,833	67,734	nm
Net revenue	832,892	671,644	24.0%

nm = not meaningful

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TSYS Announces First Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Diluted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
			Percent
	2017	2016	Change
Net income attributable to TSYS common shareholders	$105,868	90,628	16.8%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$55,002	22,645	nm
Add: Share-based compensation	9,041	8,149	10.9
Add: TransFirst M&A expenses*	4,825	13,183	(63.4)
Add: Litigation, claims, judgments or settlements**	1,961	—	na
Less: Tax impact of adjustments***	(24,432)	(13,895)	(75.8)
Adjusted earnings	$152,265	120,710	26.1%

Diluted EPS - Net income attributable to TSYS common shareholders
As reported (GAAP)	$0.57	0.49	16.1%

Adjusted diluted EPS	$0.82	0.66	25.4%

Weighted average diluted shares outstanding	184,938	183,886

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administrative expenses and nonoperating expenses.

**   Litigation settlement or settlement discussions and related legal expenses in the 1st quarter.

***  Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisition.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2017	2016	Change
Net income	$107,107	92,408	15.9%
Adjust for:
Less: Equity in income of equity investments	(12,909)	(6,248)	nm
Add: Income taxes	43,082	43,429	(0.8)
Add: Nonoperating expense	29,903	22,098	35.3
Add: Depreciation and amortization	104,178	67,583	54.1
EBITDA	$271,361	219,270	23.8%
Adjust for:
Add: Share-based compensation	9,047	8,158	10.9
Add: TransFirst M&A expenses*	4,868	3,401	43.1
Add: Litigation, claims, judgments or settlements	1,961	—	na
Adjusted EBITDA	$287,237	230,829	24.4%

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administative expenses.

nm = not meaningful

na = not applicable

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TSYS Announces First Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Free Cash Flow

(unaudited)

(in thousands)

	Three Months Ended
Free cash flow:	March 31,
	2017	2016

Net cash provided by operating activities (GAAP)	$260,161	145,828
Capital expenditures	(32,425)	(44,388)
Free cash flow (non-GAAP)	$227,736	101,440

Revised Guidance Summary

(unaudited)

(in millions, except per share data)

	2017			% Change
Revenue:

Total revenues (GAAP)	$4,770	to	$4,870	14%	to	17%
Less: reimbursable items, interchange and assessments expenses	1,475	to	1,475
Net revenue (non-GAAP)	$3,295	to	$3,395	8%	to	12%

Earnings per share (EPS) :

Diluted EPS (GAAP)	$2.25	to	$2.32	30%	to	34%
Acquisition intangible amortization, share-based compensation, litigation, claims, judgments or settlements and TransFirst M&A expenses, less the tax impact of adjustments	0.91	to	0.94
Adjusted diluted EPS attributable to TSYS common shareholders * (non-GAAP)	$3.16	to	$3.26	13%	to	17%

* Weighted average diluted shares outstanding		185

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